Important Notice Regarding Change in Fund Name, Investment Objective,
Index and Related Matters
SPDR® Index Shares Funds
SPDR MSCI ACWI Low Carbon Target ETF
(the “Fund”)
Supplement dated February 25, 2022 to the Prospectus, Summary Prospectus and
Statement of Additional Information (“SAI”) each dated January 31, 2022, as may be supplemented from time to time
Effective on or about April 22, 2022 (the “Effective Date”), the Fund’s name, ticker symbol, investment objective, benchmark index, principal investment strategy and principal U.S. listing exchange will change. Accordingly, as of the Effective Date:

1.
All references to the Fund’s name, ticker symbol and benchmark index in the Prospectus, Summary Prospectus and SAI (except for the benchmark index in the Average Annual Total Return Table in the Prospectus and Summary Prospectus) are deleted and replaced as follows:

Current Name of Fund (Ticker)	Current Benchmark Index	New Name of Fund (Ticker)	New Benchmark Index
SPDR MSCI ACWI Low Carbon Target ETF (LOWC)	MSCI ACWI Low Carbon Target Index	SPDR MSCI ACWI Climate Paris Aligned ETF (NZAC)	MSCI ACWI Climate Paris Aligned Index

2.	The Fund’s “INVESTMENT OBJECTIVE” on page 27 of the Prospectus and page 1 of the Summary Prospectus is deleted and replaced with the following:
The SPDR MSCI ACWI Climate Paris Aligned ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that provides exposure to large- and mid‑cap companies in developed and emerging markets and is designed to exceed the minimum standards for a “Paris Aligned Benchmark” under the European Union’s Low Carbon Benchmark Regulation (the “EU BMR”) by, in the aggregate, seeking to minimize exposure to physical and transition risks of climate change and target exposure to companies more favorably positioned to benefit from opportunities arising from the transition to a lower carbon economy.

3.	The section entitled “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” beginning on page 27 of the Prospectus and page 1 of the Summary Prospectus is deleted and replaced with the following:
In seeking to track the performance of the MSCI ACWI Climate Paris Aligned Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). In seeking to track the Index, the Fund’s assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to exceed the minimum standards for a “Paris-Aligned Benchmark” under the EU BMR. A Paris-Aligned Benchmark is designed to align with a principal objective of the Paris Agreement (a binding international treaty agreement on climate change) to limit the increase in the global average temperature to well below 2 degrees Celsius (preferably 1.5 degrees Celsius) above pre‑industrial levels. The initial universe from which the Index selects constituents is the MSCI ACWI Index (the “Parent Index”), which measures the combined equity market performance of large- and mid‑capitalization securities in developed and emerging market countries.
To construct the universe of constituents eligible for inclusion in the Index (the “Eligible Universe”), the Parent Index is first screened to remove securities of issuers based on the following exclusionary criteria:

•
All companies producing cluster bombs, landmines, depleted uranium, chemical or biological weapons, blinding laser weapons, non‑detectable fragments or incendiary weapons; producing key components of cluster bombs, landmines, depleted uranium weapons, or chemical or biological weapons; owning 20% or more (50% for financial companies) of a weapons or components producer; or that are 50% or more owned by a company involved in weapons or components production.

•	All companies assigned an MSCI ESG (environmental, social or governance) Controversy Score of 0.

•	All companies that produce tobacco or derive 5% or more aggregate revenue from the production, distribution, retail and supply of tobacco-related products.

•	All companies assigned an MSCI Environmental Controversy Score of 0 or 1.

•
All companies deriving 1% or more revenue from mining of thermal coal and its sale to external parties (excluding all revenue from metallurgical coal, coal mined for internal power generation, intra-company sales of mined thermal coal, and coal trading).

•
All companies deriving 10% or more revenue from oil and gas related activities, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining (excluding biofuel production and sales and trading activities).

•	All companies deriving 50% or more revenue from thermal coal based, liquid fuel based and natural gas based power generation.
The Index Provider (defined below) incorporates data drawn from a number of sources for applying the exclusionary screens. An MSCI ESG Controversy Score provides an assessment of controversies concerning any negative environmental, social, and/or governance impact of a company’s operations, products, and services. MSCI ESG Controversy Scores fall on a 0‑10 scale, with 0 representing a company assessed as having involvement in very severe controversies. An MSCI Environmental Controversy Score provides an assessment of controversies related to a company’s impact on the environment. MSCI Environmental Controversy Scores fall on a 0‑10 scale, with 0 and 1 representing a company having faced very severe and severe controversies pertaining to environmental issues, respectively.
The final portfolio of securities is constructed using an optimization process that seeks to select securities from the Eligible Universe based on target constraints designed to minimize the Index’s exposure to physical and transition risks of climate change (“transition and physical risk objectives”) and increase target exposure to sustainable investment opportunities (“transition opportunities objectives”). In addition, the optimization process also incorporates target constraints to seek to minimize the risk of significant differences in constituent, country or sector weightings relative to the Parent Index, while aiming to control for constituent turnover and minimize tracking error relative to the Parent Index (“target diversification constraints”).
The optimization process incorporates the following Index-level target constraints to achieve transition and physical risk objectives:

•
At least 50% reduction in the weighted average of index constituents’ greenhouse gas (“GHG”) Intensity relative to the Parent Index, taking into account Scope 1, 2 and 3 emissions. Scope 1 emissions are direct GHG emissions that occur from sources that are controlled or owned by an organization. Scope 2 emissions are indirect GHG emissions generated in the production of electricity consumed by the organization. Scope 3 emissions encompass all other indirect GHG emissions that are a consequence of the activities of the organization, but occur from sources not owned or controlled by the organization. GHG Intensity measures a company’s Scope 1, 2 and 3 emissions relative to its enterprise value including cash.

•	At least 10% average reduction (per year) in GHG Intensity relative to GHG Intensity of the Index as of June 1, 2020.

•
Aggregate exposure to High Climate Impact Sectors that is not less than the aggregate exposure in the Parent Index. High Impact Climate Sectors are defined by EU BMR as those sectors that are key to the low‑carbon transition.

•	At least 20% increase in aggregate weight in companies setting GHG emissions reduction targets relative to the aggregate weight of such companies in the Parent Index.

•
At least 50% reduction in the weighted average of index constituents’ Potential Emissions Intensity relative to the Parent Index. Potential Emissions Intensity represents the sum of a company’s estimated carbon emissions assuming the company uses its owned coal, oil and gas reserves relative to the company’s enterprise value including cash.

•
(i) Aggregate Climate Value‑at‑Risk (“VaR”) not less than the aggregate Climate VaR of the Parent Index, to the extent the Parent Index has positive aggregate Climate VaR; or (ii) at least 50% reduction in aggregate Climate VaR relative to the Parent Index, to the extent the Parent Index has negative aggregate Climate VaR. Climate VaR is designed to provide a forward-looking assessment of the impacts of climate change on a company’s valuation based on the global average temperature under a 1.5 degree Celsius warming scenario compared to pre‑industrial levels.

•
At least 10% increase in the weighted average of index constituents’ Low Carbon Transition (LCT) Score relative to the Parent Index. The LCT Score seeks to identify a company’s exposure to and management of risk and opportunities related to low carbon transition.

•
At least 50% reduction in the weighted average of index constituents’ Extreme Weather Climate VaR relative to the Parent Index. Extreme Weather Climate VaR is an assessment of a company’s future costs arising from severe weather events and the potential impact of such costs on the company’s future financial performance.

The optimization process incorporates the following Index-level target constrains to achieve transition opportunities objectives:

•	At least 10% increase in weighted average of index constituents’ LCT Score relative to Parent Index.

•
At least 400% increase in the ratio of Weighted Average Green Revenue/Weighted Average Fossil Fuel-based Revenue relative to the Parent Index. Weighted Average Green Revenue represents the weighted average of index constituents’ percentage of revenue derived from alternative energy, energy efficiency, sustainable water, green building, pollution prevention, and sustainable agriculture. Weighted Average Fossil Fuel-based Revenue represents the weighted average of index constituents’ percentage of revenue derived from the mining of thermal coal (excluding metallurgical coal, coal mined for internal power generation, intra-company sales of mined thermal coal and revenue from coal trading) or its sale to external parties, extraction, production and refining of conventional and unconventional oil and gas, and power generation based on thermal coal, liquid fuel, and natural gas.

•	At least 100% increase in Weighted Average Green Revenue relative to the Parent Index.
The Index is reviewed and re-balanced on a semi-annual basis, as of the close of the last business day of May and November. The optimization process described above is applied in connection with the semi-annual Index review. During the semi-annual Index review, in the event the optimization process does not generate an Index composition that satisfies the optimization constraints, certain target diversification constraints will be relaxed until an optimal Index composition is generated.
As of January 31, 2022, a significant portion of the Index comprised companies in the technology and financial sectors, although this may change from time to time. As of January 31, 2022, the Index comprised 961 stocks.
The Index is sponsored by MSCI, Inc. (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

4.	All references to “NYSE Arca, Inc.” as the Fund’s principal U.S. listing exchange are deleted and replaced with “The Nasdaq Stock Market LLC (NASDAQ).”
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
022522SUPP1

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